May 19, 2016 Brady Corporation F’16 Q3 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: implementation of the Workplace Safety strategy; Brady's ability to develop and successfully market technologically advanced new products; technology changes and potential security violations to the Company's information technology systems; future competition; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; risk associated with loss of key talent; risks associated with obtaining governmental approvals and maintaining regulatory compliance; risk associated with product liability claims; environmental, health and safety compliance costs and liabilities; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; risks associated with restructuring plans and maintaining acceptable operational service metrics; risks associated with divestitures; risks associated with identifying, completing, and integrating acquisitions; risks associated with our ownership structure; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2015. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q3 F’16 Financial Summary • Sales down 1.2% to $286.8M in Q3 of F’16 vs. $290.2M in Q3 of F’15. – Organic sales decreased 0.1%. Foreign currency translation reduced sales by 1.1%. • Gross profit margin of 50.7% in Q3 of F’16 compared with 48.6% in Q3 of F’15. • SG&A expense of $105.8M (36.9% of sales) in Q3 of F’16 compared with $103.0M (35.5% of sales) in Q3 of F’15. • Net earnings of $21.0M in Q3 of F’16 compared with GAAP earnings from continuing operations of $17.2M and non-GAAP earnings* of $17.6M in Q3 of F’15, respectively. • Net earnings per Class A Diluted Nonvoting Share of $0.42 in Q3 of F’16, up 27.3% compared with Net earnings from continuing operations per Class A Diluted Nonvoting Share of $0.33 in Q3 of F’15 and up 23.5% compared with non-GAAP Earnings per Share* of $0.34 in Q3 of F’15. • Net cash provided by operating activities of $40.3M in Q3 of F’16 vs. $28.8M in Q3 of F’15. * Non-GAAP earnings and non-GAAP Earnings per Share are non-GAAP measures. See appendix.

4Sales Overview • (0.1%) organic sales decline: • ID Solutions – Organic sales decline of (0.8%). • Workplace Safety – Organic sales increase of 1.2%. • (1.1%) decrease due to currency translation. Q3 F’16 SALES: • Our European businesses in both IDS and WPS performed well, with continued organic growth in Q3 and year-to-date. • Challenges persist in Asia and Australia where organic sales were down vs. Q3 of F’15. • Foreign currency translation headwinds are subsiding. Q3 F’16 SALES COMMENTARY: Organic Sales Growth SALES (millions of USD)

Gross Profit Margin 5 • GPM of 50.7% in Q3 of F’16 compared with 48.6% in Q3 of F’15. • GPM in Q3 of F’15 was impacted by facility consolidation-related costs. • On-going operational improvements are positively impacting profitability. GROSS PROFIT MARGIN COMMENTARY: GROSS PROFIT & GPM% (millions of USD)

SG&A Expense and G&A Expense 6 • G&A expense was up $4.6M to $29.4M in Q3 of F’16 compared to $24.8M in Q3 of F’15. • G&A expense was up vs. the prior year due to a benefit of $4.3M pre-tax from the curtailment of a retiree medical plan in Q3 of F’15. • Excluding the prior year curtailment benefit, G&A expense increased by $0.3M in Q3 of F’16 compared to the prior year. G&A EXPENSE (subset of SG&A): • SG&A expense was up $2.8M to $105.8M in Q3 of F’ 16 compared to $103.0M in Q3 of F’15. • SG&A expense was up vs. the prior year due to a benefit of $4.3M pre-tax from the curtailment of a retiree medical plan in Q3 of F’15. • Excluding the prior year curtailment benefit, SG&A expense decreased by $1.5M in Q3 of F’16 compared to the prior year. SG&A EXPENSE: GENERAL & ADMIN. EXPENSE (millions of USD)SG&A and SG&A% of SALES (millions of USD)

7Net Earnings & EPS From Continuing Operations * Non-GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share are non-GAAP measures. See appendix. • Q3 F’16 net earnings were $21.0M compared to Non- GAAP net earnings* of $17.6M in Q3 of F’15. • Increase in earnings driven by improved gross profit margins and efficiencies in operating expenses. Q3 F’16 – NET EARNINGS: • Q3 F’16 Diluted EPS was $0.42 compared to GAAP EPS of $0.33 and Non-GAAP EPS* of $0.34 in Q3 of F’ 15. • EPS modestly impacted by a reduction in diluted weighted average common shares outstanding which decreased from 51.5M in Q3 of F’15 to 50.5M in Q3 of F’16. Q3 F’16 – EPS NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS* NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS* (millions of USD)

8Cash Generation & Uses • Cash flow from operating activities up nearly 40% to $40.3M in Q3 of F’16 compared to $28.8M in Q3 of F’15. • Free cash flow* of $36.8M in Q3 of F’16 compares to $23.1 in Q3 of F’15. • Returned $10.2M to our shareholders in the form of dividends in Q3 of F’16. • Repaid $13.3M in debt in Q3 of F’16 compared to repayments of $7.3M in Q3 of F’15. • Reduced net debt by over $30M. CASH FLOWS IN Q3 OF F’16: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. Cash Flow from Operating Activities (millions of USD)

Net Debt & EBITDA 9 NET DEBT / TTM EBITDA* • April 30, 2016 Cash = $141.6M, Debt = $242.5M (net debt = $100.9M), and TTM EBITDA = $130.3M. • Net Debt/EBITDA* = 0.8 to 1. • Net debt declined by $67M from April 30, 2015 to April 30, 2016. • Balance sheet continues to provide flexibility for future cash uses. STRONG BALANCE SHEET: * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net income to EBITDA. NET DEBT (millions of USD)

10F’16 Guidance F’16 Diluted EPS $1.37 to $1.45 Guidance Assumptions: • Low single digit organic sales declines, which is reflective of economic challenges in certain industrial markets and geographies. • Exchange rates consistent with those as of April 30, 2016. • Full-year depreciation and amortization expense of approximately $33M. • Full-year tax rate in the upper 20% range. • Full-year capital expenditures of approximately $13M.

Q3 F’16 vs. Q3 F’15 PERFORMANCE (millions of USD) 11Identification Solutions • Revenues down (1.9%): • Organic = -(0.8%) • Fx = -(1.1)% • Organic sales growth in Europe-based business. • Organic sales down in the Americas and Asia. • Segment profit as a percent of sales increased as a result of operational improvements in recently consolidated facilities and the management of operating expenses. Q3 F’16 SUMMARY: • Expect low-single digit organic sales declines for Q4 of F’16. • Expect segment profit to be slightly above 20% of sales in F’16. OUTLOOK: Q3 F’16 Q3 F’15 Change Sales $ 197.0 $ 200.8 - 1.9% Segment Profit 46.4 41.6 + 11.6% Segment Profit % 23.6% 20.7% + 2.9 pts SALES & SEGMENT PROFIT % (millions of USD)

Q3 F’16 vs. Q3 F’15 PERFORMANCE (millions of USD) 12Workplace Safety • Revenues increased 0.5%: • Organic = + 1.2% • Fx = -(0.7)% • Continued increase in revenues in Europe, partially offset by low-single digit declines in the U.S. and Australia. • Digital sales are improving as we are starting to see the payback from investments this year. • Segment profit of 15.3% is an improvement compared to the prior year of 13.7% due to efficiencies in catalog advertising and other selling expenses. Q3 F’16 SUMMARY: • Expect low-single digit organic sales declines for Q4 of F’16. • Expect segment profit to continue to be in the mid-to- upper teens as a % of sales in F’16. OUTLOOK: Q3 F’16 Q3 F’15 Change Sales $ 89.9 $ 89.4 + 0.5% Segment Profit 13.8 12.3 + 12.2% Segment Profit % 15.3% 13.7% + 1.6 pts SALES & SEGMENT PROFIT % (millions of USD)

13Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com

Appendix 14

COMPARABLE INCOME STATEMENTS (millions of USD) 15Comparable Income Statements

(‘000s of USD) 16Debt Structure

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation. EBITDA - Total Company (‘000s of USD) 17EBITDA Reconciliation – Total Company

Brady is presenting the Non-GAAP measures "Net Earnings from Continuing Operations Excluding Certain Items“ and “Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items.” These are not calculations based upon GAAP. The amounts included in these Non- GAAP measures are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe these measures provide an important perspective of underlying business trends and results and provide more comparable measures from year to year. The tables below provide reconciliations of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items, and Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items. Reconciliations of Non-GAAP Net Earnings from Continuing Operations (‘000s of USD) 18Non-GAAP Reconciliations